TOWER TECH, INC.     LOCAL FEDERAL BANK, F.S.B.
RR#3 P.O. BOX 1838   3601 N.W. 63RD STREET       Loan Number ______________
CHICKASHA, OK 73023  OKLAHOMA CITY, OK 73116     Date February 18.1998
                                                 Maturity Date February 18, 2003
                                                 Loan Amount--$168,300.00
                                                 Renewal of _________________

BORROWER'S NAME AND ADDRESS              LENDER'S NAME AND ADDRESS
"I" includes each borrower above,       "You" means the lender, its successors
joint and severally.                     and assigns.

For value received I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED SIXTY EIGHT THOUSAND THREE HUNDRED AND NO/100* * * * * * * * * * * * Dollars $168,300.00

XX Single Advance: I will receive all of this principal sum on FEBRUARY 18. 1998. No additional advances are contemplated under this note.

__ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On______________ ______________ I will receive the amount of ______________________ and future principal advances are contemplated.

   Conditions:  The conditions for future advances are ________________________
_______________________________________________________________________________

__ Open End Credit You and I agree that I may borrow up td the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ________________________________________

__ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions.

INTEREST:  I agree to pay interest on the outstanding principal balance from
           FEB. 18, 1998 at the rate of 8.250% per year until FEBRUARY 18, 2003.

__  Variable Rate:  This rate may then change as stated below.

       __  Index Rate: The future rate will be ________the following index rate:
           _______________________.

       __ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

       __  Frequency and Timing:  The rate  on this note may change as often as
           ______________________. A change in the interest rate will take effect ___________________________________________.

       __ Limitations: During the term of this loan, the applicable annual interest rate will not be more than __________% or less than
           _________________%.   The rate may not change  more than ___________
           each.


       Effect of Variable Rate:   A change in the interest rate will have the
                                  following effect on the payments:

       __  The amount of each scheduled payment will change.

       __  The amount of the final payment will change.

       __  ___________________________________________.

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       XX on the same fixed or variable rate basis in effect before maturity as indicated above.
       __  at a rate equal to  ________________________________________.

XX LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT.

__ ADDITIONAL CHARGES: In addition to interest, I agree to pay the followin charges which __ are __ are not included in the principal amount above:
      ___________________________________________________.

PAYMENTS: I agree to pay this note as follows:

__      Interest:  I agree to pay accrued interest __________________________.

__      Principal: I agree to pay the principal _____________________________.

XX Installments: I agree to pay this note in 60 payments. The first payment will be in the amount of $3, 432.04 and will be due MARCH 18, 1998. A payment of $3,432.04 will be due ON THE 18TH DAY OF EACH MONTH thereafter. The final payment of the entire unpaid balance of principal and interest will be due FEBRUARY 18, 2003.

ADDITIONAL TERMS:





__      SECURITY: This note is separately secured by (describe separate documen by type and date):



             This section is for your internal use. Failure to list a separate Security document does not mean the agreement will not secure this note.)

             PURPOSE: The purpose of this loan is BUSINESS:
                      PURCHASE INJECTION MACHINE

             SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON
                           PAGE 2).  I have received a copy on today's date.

Signature for Lender                       TOWER TECH, INC.

                                       BY:
ss/CHERYL H. BORELLI                        ss/CHARLES D. WHITSITT
_________________________________           ___________________________________
Cheryl H. Borelli, Vice President           Charles D. Whitsitt, C.F.O.

UNIVERSAL NOTE
(page 1 of 2)

TOWER TECH, INC.                                 LOCAL FEDERAL BANK, F.S.B.
RR#3 P.O. BOX 1838                               3601 N.W. 63RD STREET
CHICKASHA, OK 73023                              OKLAHOMA CITY, OK 73116

TAXPAYER I.D. NUMBER:  73-1210013
DEBTOR'S NAME, ADDRESS AND SSN OR TIN           SECURED PARTY'S NAME AND ADDRESS
("I" means each Debtor who signs.)              ("You" means the Secured Party
                                                  its successors and assigns.)


I am entering into this security agreement with you on FEBRUARY 18, 1998 (date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) I  (name) ____________________________ owe(s) to you now or in the future:
    ___

(Check one below):

__ Specific Debt(s). The debt(s), liability or obligations evidenced by (describe): ________________________________________________________and
       all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

__ All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest.  To secure the payment and performance of the above described
       Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to. all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

__ Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

__ Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

__     Farm Products:  All farm products including, but not limited to:

       (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all products of the crops; and (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.


__     Accounts,  Instruments,  Documents,  Chattel  Paper and Other Rights to
       Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:


       (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
       (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
       The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.


__ General Intangibles All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

__ Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, Storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

__  The secured property includes, but is not limited by, the following:





If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:





_______________________________________________________________________________

I am a(n)  __ Individual __ Partnership XX Corporation



__  If checked, file this agreement in the real estate records.
    Record Owner (if not me):

I AGREE TO THE TERMS SET OUT ON PAGES 1 AND 2 OF THIS AGREEMENT. I have receive a copy of this document on today's date.

The property will be used for ___ personal     X  business    __  agricultural


TOWER TECH, INC.
      (Debtor's Name)

By:    ss/CHARLES D. WHITSITT
       _____________________

       Charles D. Whitsitt

Title: CHIEF FINANCIAL OFFICER

LOCAL FEDERAL BANK, F.S.B.
     (Secured Party's Name)

By:   ss/CHERYL BORRELLI
      _____________________

      Cheryl Borelli

Title: VICE PRESIDENT

































UNIVERSAL NOTE
(page 2 of 2)